Fair Value Measurements	12 Months Ended
Dec. 31, 2025
Fair Value Measurements [Abstract]
FAIR VALUE MEASUREMENTS
21.	Fair value measurements

The carrying values of cash and cash equivalents, prepaids and other, restricted cash and accounts payable and accrued liabilities approximate fair value due to their short terms to maturity. There were no transfers between fair value levels in the periods presented.